Pension Liability - Schedule of Weighted Average of the Key Assumptions used to Compute the Benefit Obligations (Details)	Dec. 31, 2024	Dec. 31, 2023
Schedule of Weighted Average of the Key Assumptions used to Compute the Benefit Obligations [Abstract]
Discount rate	0.95%	1.45%
Rate of increase in compensation level	0.65%	0.65%
Interest credit rate on savings accounts	1.25%	1.45%
Expected long-term rate of return on plan assets	2.15%	2.30%
Inflation rate	1.25%	1.25%